Exhibit 23
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 2-78324, 33-45011, 33-69224, 33-83400, 333-09271, 333-64043, 333-84237, 333-81067, 333-47794 and 333-66138.

                                              ARTHUR ANDERSEN LLP




New York, NY
April 26, 2002




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